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                           SECURITIES AND EXCHANGE COMMISSION
                                 WASHINGTON, D.C.  20549




                                       F O R M  8-K


                                      CURRENT REPORT


                           Pursuant to Section 13 or 15(d) of
                           the Securities Exchange Act of 1934


                     ------------------------------------------------


                                      Date of Report


                                       MAY 7, 2001


                                        FVNB CORP.
                 (Exact name of registrant as specified in its charter)


                            Commission file number:  333-47939


                    Texas                                        74-2871063
(State or other jurisdiction of incorporation                (I.R.S. Employer
               or organization)                              Identification No.)

                                     101 S. Main Street
                                    Victoria, Texas 77901
                         (Address of principal executive offices)

                                       (361) 573-6321
                  (Registrant's telephone number, including area code)

                                            N/A
             (Former name or former address, if changed since last report)

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ITEM 5.       OTHER EVENTS


The news release of FVNB Corp. dated April 26, 2001, attached and filed herewith as Exhibit 99, is incorporated herein by reference. The release announced that the Board of Directors of FVNB Corp. declared a regular cash dividend of $.35 per share for shareholders of record on May 4, 2001, payable on May 18, 2001. The release also includes unaudited financial information related to the first quarter of 2001.



ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS

          c.  Exhibits

              The following exhibit is filed as part of this report:

              (99) News release of FVNB Corp. dated April 26, 2001.


























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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   FVNB CORP.
                                   (Registrant)


                                   By:  /s/ DANA K. FOWLER
                                       -----------------------------------------
                                       Dana K. Fowler
                                       Secretary & Principal Accounting Officer




Date:  May 7, 2001
























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                                   INDEX TO EXHIBIT


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

Exhibit No.         Description                                         Page
-----------         -----------                                         ----
    99              News release of FVNB Corp.                           5-6
                    dated April 26, 2001








































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